Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette March 11, 2026 2026 RBC Global Financial Institutions Conference Welcome. The Huntington National Bank is Member FDIC. Huntington, Huntington Bank, and the Huntington Brandmark are service marks of Huntington Bancshares Incorporated. ©2026 Huntington Bancshares Incorporated.

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Disclaimer 2 Caution Regarding Forward -Looking Statements The information contained or incorporated by reference in this presentation contains certain forward - looking statements, includi ng, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, estimates, and un cer tainties that are beyond the control of Huntington. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward - looking statements. Forward - looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward - looking statements are intended to be subject to the safe h arbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors w hic h could cause actual results to differ materially from those contained or implied in the forward - looking statements or historical performance: changes in general economic, political, regula tory, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global econom ic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pa ndemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as Federal Deposit Insurance Corporation ("FDIC") speci al assessments, long -term debt requirements and heightened capital requirements; potential impacts to macroeconomic conditions, which could affect the ability of depository ins titutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of deposits which may require us to sell investment securities at a loss; ch anging interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact mar ket perceptions of us and could lead to deposit withdrawals; market perceptions of us and banks generally, including from the effects of social media; cybersecurity risks; u nce rtainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System ("Federal Reserve"); volatility and disruption s in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact and timing of our busines s s trategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; introduction of new competitive product s, such as stablecoins, and new competitors, such as financial technology companies and other "nontraditional" bank competitors; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing and results of governmental actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd -Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commissio n ("SEC"), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau, and state - level regulators; the possibility that the antici pated benefits of recent or proposed acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the co mpa nies or as a result of the strength of the economy and competitive factors in the areas where the companies do business; and other factors that may affect the future results of Hun tington. All forward - looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward - looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward - looking stateme nts to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward - looking statements that occur afte r the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington updates one or more forward - looking statements, no inference should be drawn that Huntington will make additional updates with respect to those or other forward - looking statements. As forward - looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. See also the other reports filed with the SEC, including discussions under the “Forward -Looking Statements” and “Risk Factors” of Huntington’s Annual Report on Form 10 -K for the year ended December 31, 2025, as filed with th e SEC and available on its website at www.sec.gov . Use of Non -GAAP Financial Measures This document contains GAAP financial measures and non -GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non -GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconcilia tion to the comparable GAAP financial measure, can be found in this document, the financial supplement, conference call slides, or the Form 8 -K related to this document, all of wh ich can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com.

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Key Messages 3 A proven flywheel compounding growth, earnings, and top-tier returns Focused execution generating powerful organic growth2 Powerful earnings enables accelerated capital returns and TBV growth4 3 Differentiated super regional bank model with multiple growth engines1 Disciplined partner integration driving cost and revenue synergies

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2025 Fourth Quarter Earnings Review | Growing National Commercial Businesses Super Regional Bank Positioned for Strong Secular Growth Vision To Be the Leading People - First, Customer - Centered Bank in the Country Local delivery of national capabilities with deep customer relationships Powerhouse Consumer and Regional Banking Franchise in 21 States Proud 160 year history. Accelerating into the future. Leading with Advice & Guidance Delivering Award -winning Customer Service Supported by Top -Tier Digital Capabilities Demonstrated Robust Risk Management Comprehensive suite of value -added services 4

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Expanding National Commercial Banking Capabilities 1 Commercial Bank end of period balances as of December 31, 2025 unless otherwise noted , prior to Cadence . 5 FY25 Growth1 ADB Loans: +13% ADB Deposits: +18% Commercial Payment Revenues: +15% Client Relationships Served Nationally Expertise Capital Markets & Advisory Middle Market Treasury Management Asset Finance Corporate & Specialty Commercial Real Estate Leading with Expertise Full scope commercial bank with substantial growth momentum 17 Specialty Verticals Greenwich 2026 Awards 15 Best Bank Awards including Trust and Customer Service Capstone 2025 Deal Awards Strategic Deal of the Year, USA M&A Deal of the Year, Professional Services Deal of the Year +6% FY25 +21% FY25 +23% FY25 Leading Scale1 Loans $ 70B Deposits $51B 47% of total 29% of total

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Differentiated Local Delivery Model Aligning the whole bank to support customer goals in our local markets 6 Full scope of Capabilities Delivered Locally in 21 Regions WealthBranch/ATM Treasury/Merchant SBA MortgageCard/Payments 11 14 13 12 15 18 16 21 19 20 10 8 17 7 2 1 3 5 4 6 9 Full scope of capabilities customized for local market Regional President and in -market leadership team with shared P&L accountability Aligned incentives drive coordination between national commercial and local bankers Embedded in local communities, with national scale and local decision -making Insurance Auto & RV/Marine Digital National Commercial Capabilities Consumer & SMB Banking Capabilities

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Continued Momentum in the Core Business 1 Average daily balance; excludes Cadence Core momentum driven by continued customer acquisition and deepening of relationships 7 $149.6 $150.8 4Q25 Feb. 2026 Loan Balances (EOP) Excl. CADE $176.6 $177.9 4Q25 Feb. 2026 Deposit Balances (EOP) Excl. CADE • Sustained growth in regional banking and middle market lending • Expansion initiatives scaling, led by specialty banking verticals and new geographies • Commercial auto and asset finance contributing to growth momentum • Balanced deposit growth across consumer and commercial franchises • Strong pipelines support outlook, providing visibility to FY26 growth expectations Focused Execution Driving Strong Outcomes +11- 12%1 FY26 Tracking +8- 9% 1 FY26 Tracking

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Integration is Progressing as Expected 8 Talent Retention and Colleague Decisions Legal Day 1 Systems Conversions Cost Synergies Ongoing Revenue Synergies

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Expense Synergies | On Track to Meet or Exceed Plan 9 Disciplined execution delivers durable savings and supports earnings momentum Single Technology Stack Vendor Rationalization Consolidated Operations Key Areas of Cost Savings Colleague Decisioning $435M Run-rate by 2027 CADE $365M | Run-rate by 4Q26 VBTX $70M | Run-rate by 2Q26 • Data mapping and pre -conversion work on track, major savings realized through conversion • Early colleague decisioning and alignment supports retention and smooth integration execution • Redundant process contracts being cancelled • Combined organizations reduce overlap and complexity, improving efficiencies

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Revenue Synergies to Accelerate, Enhancing Future Profitability 10 Synergies drive long-term value creation Revenue Synergy Trajectory $300M+ 2026 2027 2028 2029 2030 Revenue Synergy Drivers Full Franchise Capabilities & Scale Deposit Deepening & Optimization Digital Acquisition Enterprise Growth Investments >$500M cumulative over 3 years $300M+ | Run-rate by 2028

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference 1Q26 Performance on Track with FY26 Guidance Note: $ and shares in millions ; 1 Estimated Average Common Diluted Shares Clear glide path to $1.90 – $1.93 EPS in 2027 11 4Q26 Exit Run-rate Efficiency Ratio ~56% / Adj. <55% +10- 13%Net Interest income +~$1,775- 1,825 Standalone +CADE +13- 16%Noninterest Income +~$300 +10- 11%Core Expenses +~$1,100 500-600bps FY26 Operating Leverage Average Shares1 FY26 2,000 1Q26 1,895 FY26 Guidance Unchanged from February 2026

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference 18-19% Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 16.4%1 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 Model Drives Meaningful Shareholder Value Creation Note: 1 Non-GAAP Measure, see reconciliations on slides 17 (EPS) and 18 (ROTCE); 2 As of 03/06/2026, volume weighted -average share price of $16.74; 3 Based on internal share price and share count assumptions. Powerful earnings growth drives top tier returns and increasing share repurchases 12 $1.39 $0.06 FY25 FY27E $1.45 1 Robust Earnings Growth Top Quartile ROTCE Significant Capital Return $150 M ~2% ~5% FY26E FY27E Post -CADE close TBV expands share repurchase capacity • Expected • Completed 2 • Buybacks as % of Shares Outstanding (cumulative) 3 $1.90 - 1.93 Share Buyback Program ~$ 550M ~$1.1B- 1.2BFY27EFY25 EPS GAAP Adj.

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference Flywheel for Value Creation Driving Top Tier Returns 13 6 - 9% PPNR CAGR Positive Operating Leverage 18 - 19% ROTCE 2027 Goal Outcomes Peer Leading Earnings Growth Strong TBV Accretion Programmatic Capital Return Sustainable Competitive Advantage Strong Revenue Growth and Profitability Differentiated Operating Model Expanding Investment Capacity

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette Appendix

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference 15$ in billions; 1 Non -GAAP measure, see reconciliations on slide 17 (Revenue); 2 does not include cost synergies achieved from TC F partnership 2019 2021 2023 2025 Expanding Revenues and Reengineering Costs Strong Revenue Growth… … And Systematic Re -Engineering of Baseline Expenses… 2019 2025 …Create Investment Capacity that Drive Sustainable Competitive Advantage Baseline Expenses Investments Re -engineering of baseline expense has created over 500bps of efficiency • ~350bps to incremental investments • ~150bps to EPS • Baseline expense reduction of ~1.3%/year • Cumulative efficiency gains of >$1.4B to- date 2 Investment / Revenue Ratio 4.7% 8.2% $4.7 $8.2 $0.5 2019 2025 1.8x $8.3 Adjustments Revenue (FTE), Adj. 1 Org Simplification Branch Optimization Vendor Efficiencies BPO, Automation, AI & Other ~350bpsIncremental Investment Plowback:

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference 16 Significant Growth in High-Return Investments Powering sustainable long-term earnings growth 2019A 2025A 2026E 2027E Categories of Investment 3.1x 3.9x 4.2x 1x Technology & Product Development Marketing Growth Personnel Performance Marketing Payments, Digital, AI Customer- facing Digital Capabilities Modernized Tech Stack Localized Playbooks Franchise Revenue Focused Investment Areas Geographic Expansion National Specialty Verticals Payments / Wealth / Cap Markets DeNovo Branches Consumer & Regional Banking Brand Awareness

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference 17 Non-GAAP Reconciliation Pre-Provision Net Revenue (PPNR), Earnings Per Share (EPS) ($ in millions) FY25 Total revenue (GAAP) $8,166 FTE adjustment 65 Total revenue (FTE) A 8,231 Less: Gain on sale of a portion of corporate trust and custody business 24 Less: Net gain / (loss) on securities (58) Less: Impact of CRTs (13) Total Revenue (FTE), excluding net gain/(loss) on securities, CRTs, and notable items B 8,278 Noninterest expense C 5,015 Notable Items: Less: FDIC Deposit Insurance Fund (DIF) special assessment (30) Less: Staffing efficiencies and corporate real estate consolidation expense 6 Less: Acquisition -related expenses 168 Noninterest expense, excluding Notable Items D 4,871 Pre -provision net revenue (PPNR) (A-C) $3,216 PPNR, adjusted (B–D) $3,407 EPS ($ in millions, except per share amounts) FY25 Earnings Per Share (GAAP), diluted $1.39 Add: Notable Items, after -tax $91 0.06 Adjusted Earnings Per Share (Non -GAAP) $1.45

Abundant Green R: 126 G: 207 B: 28 Dark Teal R: 3 G: 79 B: 84 Pastel Teal R: 184 G: 239 B: 228 Pastel Magenta R: 248 G: 224 B: 229 White R: 255 G: 255 B: 255 Prosperous Sage R: 0 G: 45 B: 42 Primary Palette Off-White R: 245 G: 245 B: 245 Highlight Green R: 177 G: 238 B: 44 Legacy Green R: 45 G: 130 B: 42 Light Teal R: 121 G: 222 B: 226 Deep Sage R: 33 G: 72 B: 70 Highlight Teal R: 58 G: 204 B: 223 Charts/Graphs Palette Pastel Magenta R: 248 G: 224 B: 229 Dark Magenta R: 80 G: 16 B: 89 Highlight Magenta R: 193 G: 22 B: 216 Capstone Blue R: 4 G: 30 B: 66 Deep Magenta R: 144 G: 5 B: 163 Second Palette 2026 RBC Financials Conference 18 Non-GAAP Reconciliation Average Tangible Common Equity, ROTCE ($ in millions) FY25 Average common shareholders’ equity $19,241 Less: intangible assets and goodwill 5,740 Add: net tax effect of intangible assets 19 Average tangible common shareholders’ equity A $13,520 Net income available to common $2,087 Add: amortization of intangibles 46 Add: deferred tax (10) Adjusted net income available to common B $2,123 Return on average tangible common shareholders’ equity B/A 15.7% ($ in millions) FY25 Adjusted net income available to common (annualized) B $2,123 Return on average tangible shareholders’ equity 15.7% Add: Notable Items, after tax C 91 Adjusted net income available to common D $2,214 Adjusted return on average tangible common shareholders’ equity D/A 16.4%